Security Information








Security Name
Comparison Security
Comparison Security
Cusip
20451N101
204412209
192108108
Issuer
COMPASS MINERALS INTERNATIONAL INC
CIA VALE DO RIO
COEUR D'ALENE MINES CORP
Bloomberg Ticker
CMP
RIO
CDE
Underwriters
CSFB, Goldman, DBSI, JP Morgan, UBS
Merrill, ABN, CSFB, Goldman, JP Morgan, Morgan
Stanley
CIBC, Orion, Sprott
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Compass Minerals International Inc.
Cia Vale Do Rio
Coeur D'Alene Mines Corp
Is the affiliate a manager or co-manager of offering?
Co -Manager
N/A
 N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/11/2003
3/20/2002
9/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Total dollar amount of any concurrent public offering
 $                                                                      -
 $                                                                      -
 $                                                                      -
Total
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Public offering price
 $                                                               13.00
 $                                                               24.50
 $                                                                3.40
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.09%
0.04%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder 21st Century
Boston
 $                       81,700
 $                  1,062,100
0.56%
9.85%
2.85%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                       24,300
 $                     315,900
0.13%
9.85%
2.79%
12/31/2003
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
 $                     104,100
 $                  1,353,300
0.57%
9.85%
2.81%
12/31/2003
New York Fund







Scudder Micro Cap Fund
New York
 $                       60,000
 $                     780,000
0.33%
9.85%
3.42%
12/31/2003
Scudder Small Cap Fund
New York
 $                     178,100
 $                  2,315,300
0.98%
9.85%
2.76%
12/31/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                       52,700
 $                     685,100
0.29%



Total (USD)

 $                     500,900
 $                  6,511,700
2.86%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
G05384105
171232101
416515104
Issuer
ASPEN INSURANCE HOLDINGS LTD
CHUBB CORP
HARTFORD FINANCIAL SVCS GRP
Underwriters
CSFB, Goldman, DBSI, Dowling, Fox-Pitt, Keefe,
UBS
Citigroup, Goldman, Merrill, Bear Stearns, CSFB,
DBSI, Morgan, Wachovia
Goldman, Citigroup, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHL
CB
HIG
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2003
6/18/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Public offering price
 $                                                               22.50
 $                                                               13.50
 $                                                               45.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.31%
0.48%
1.46%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century
Boston
 $                         6,400
 $                     144,000
0.06%
4.35%
-2.00%
12/18/2003
Scudder Development Fund
Boston
 $                       10,000
 $                     225,000
0.10%
17.72%
1.02%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                         1,900
 $                       42,750
0.02%
4.35%
-1.88%
12/18/2003
Chicago Funds







Scudder Aggressive Growth Fund
Chicago
 $                         5,700
 $                     128,250
0.05%
17.72%
1.01%
12/31/2003
Scudder Dynamic Growth Fund
Chicago
 $                       10,800
 $                     243,000
0.10%
17.72%
0.31%
12/31/2003
SVS II Aggressive Growth Portfolio
Chicago
 $                         2,200
 $                       49,500
0.02%
17.72%
0.96%
12/31/2003
SVS II Small Cap Growth Portfolio
Chicago
 $                         8,200
 $                     184,500
0.08%
4.35%
-2.03%
12/18/2003
New York Fund







Scudder Mid Cap Fund
New York
 $                       23,900
 $                     537,750
0.23%
4.35%
-0.89%
12/18/2003
Scudder Small Cap Fund
New York
 $                       14,000
 $                     315,000
0.13%
4.40%
-1.91%
12/11/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                         4,200
 $                       94,500
0.04%



Total

 $                       87,300
 $                  1,964,250
0.83%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
502392103
88164L100
00756M404
Issuer
LTX CORP
TESSERA TECHNOLOGIES INC
ADVANCED SEMICONDUCTOR E-ADR
Underwriters
Morgan Stanley, DBSI, Needham & Co
Lehman, Merrill Lynch, Needham & Co,
Soundview Technology Group
Goldman Sach Intl
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
LTXX
TSRA
ASX
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
11/12/2003
6/2/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                   97,500,000
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                 115,500,000
 $                                                                -
 $                                                   76,210,000
Total
 $                                                 115,500,000
 $                                                   97,500,000
 $                                                   76,210,000
Public offering price
 $                                                           16.50
 $                                                           13.00
 $                                                             2.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.74%
0.91%
0.09%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
New York Fund







Scudder Mid Cap Fund
New York
476,800
 $                 7,867,200
0.41%
-8.48%
-2.90%
3/31/2004
Scudder Small Cap Fund
New York
266,600
 $                 4,398,900
0.23%
-8.48%
-3.36%
3/31/2004
Total

743,400
 $               12,266,100
0.64%